Accounts Receivable (Movement of Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Movement of allowance for doubtful accounts
Balance at beginning of year	$ 2,410	$ 145	$ 213
Addition in connection with business acquisition	0	2,020	0
Charge to expense	1,280	349	157
Write offs during the year	(106)	(74)	(229)
Exchange rate differences	(106)	(30)	4
Balance at end of year	$ 3,478	$ 2,410	$ 145